SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 20, 2000

MERRILL LYNCH MORTGAGE INVESTORS, INC., (as depositor under the Pooling and Servicing Agreement, dated March 1, 2000 providing for the issuance of the Merrill Lynch Mortgage Investors, Inc., First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1).


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-81429-14                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Merrill Lynch Mortgage Investors, Inc., First Franklin Mortgage Loan Asset-Backed Certificates, Series 2000-FF1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as the depositor (the "Depositer"), Litton Loan Servicing, LLP as the servicer (the "Servicer"), and The Chase Manhattan Bank, as the trustee (the "Trustee").

     On September 20, 2000 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 20, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    December 21, 2000           By:  /s/ Karen Schluter
                                        Karen Schluter
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 20, 2000.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on September 20, 2000

-----------------------------------------------------------------------------------------------------------------------------------
       MERRILL LYNCH MORTGAGE INVESTORS, INC. FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 2000-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  SEPTEMBER 20, 2000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    1

-----------------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                          CURRENT
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE           PRINCIPAL       INTEREST       TOTAL          LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A      293,481,000.00   287,196,303.36  2,342,608.35   1,656,165.35    3,998,773.70         0.00         0.00     284,853,695.01
M1      15,492,000.00    15,492,000.00          0.00      92,564.70       92,564.70         0.00         0.00      15,492,000.00
M2      14,631,000.00    14,631,000.00          0.00      92,906.85       92,906.85         0.00         0.00      14,631,000.00
B       13,771,000.00    13,771,000.00          0.00      98,921.68       98,921.68         0.00         0.00      13,771,000.00
R2               0.00             0.00          0.00           0.00            0.00         0.00         0.00               0.00
BB      16,250,000.00    14,086,842.32    499,812.71      93,912.28      593,724.99         0.00         0.00      13,587,029.61
X                0.00             0.00          0.00           0.00            0.00         0.00         0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 353,625,000.00   345,177,145.68  2,842,421.06   2,034,470.86    4,876,891.92         0.00         0.00     342,334,724.62
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

             PRIOR                                                   CURRENT                                  CURRENT
            PRINCIPAL                                                PRINCIPAL                                PASS-THRU
CLASS        FACTOR       PRINCIPAL      INTEREST      TOTAL         FACTOR                    CLASS          RATE

--------------------------------------------------------------------------------     ----------------------------------------------
A         978.58567798    7.98214654    5.64317741   13.62532396    970.60353144              A               6.920000 %
M1      1,000.00000000    0.00000000    5.97500000    5.97500000  1,000.00000000              M1              7.170000 %
M2      1,000.00000000    0.00000000    6.35000000    6.35000000  1,000.00000000              M2              7.620000 %
B       1,000.00000000    0.00000000    7.18333309    7.18333309  1,000.00000000              B               8.620000 %
BB        866.88260431   30.75770523    5.77921723   36.53692246    836.12489908              BB              8.000000 %
--------------------------------------------------------------------------------     ----------------------------------------------
TOTALS    976.11069828    8.03795280    5.75318730   13.79114011    968.07274548
--------------------------------------------------------------------------------





If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              Tel: (212)946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION





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
 ----------------------------------------------------------------------------------------------------------------------------------
          MERRILL LYNCH MORTGAGE INVESTORS, INC. FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 2000-FF1
                                                       SEPTEMBER 20, 2000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    2


Class A Interest Carry Forward Amount                                                                     0.00
Class M1 Interest Carry Forward Amount                                                                    0.00
Class M2 Interest Carry Forward Amount                                                                    0.00
Class B Interest Carry Forward Amount                                                                     0.00

Class A Basis Risk Shortfall                                                                              0.00
Class M1 Basis Risk Shortfall                                                                             0.00
Class M2 Basis Risk Shortfall                                                                             0.00
Class B Basis Risk Shortfall                                                                              0.00

Class A Unpaid Realized Loss Amount                                                                       N/A
Class M1 Unpaid Realized Loss Amount                                                                      0.00
Class M2 Unpaid Realized Loss Amount                                                                      0.00
Class B Unpaid Realized Loss Amount                                                                       0.00

Class A Applied Realized Loss Amount                                                                      N/A
Class M1 Applied Realized Loss Amount                                                                     0.00
Class M2 Applied Realized Loss Amount                                                                     0.00
Class B Applied Realized Loss Amount                                                                      0.00

Class A Applied Realized Amortization Amount                                                              N/A
Class M1 Applied Realized Amortization Amount                                                             0.00
Class M2 Applied Realized Amortization Amount                                                             0.00
Class B Applied Realized Amortization Amount                                                              0.00

Class X Distributable Amount                                                                              0.00

Interest Distribution Amount                                                                      1,940,558.58
Principal Distribution Amount                                                                     2,342,608.35

Monthly Excess Cash Flow Amount                                                                     600,963.36

Extra Principal Distribution Amount                                                                  12,183.73

Monthly Excess Interest Amount                                                                      600,963.36

Targeted Overcollateralization Amount                                                             6,886,397.92

Overcollateralization Amount                                                                      6,886,397.92

Overcollateralization Deficiency Amount                                                                   0.00

Overcollateralization Release Amount                                                                      0.00

Servicing Compensation                                                                              140,823.53

Current Advances                                                                                  1,748,523.27

Special Servicing Fees                                                                                2,375.00


                                                               (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

----------------------------------------------------------------------------------------------------------------------------------
      MERRILL LYNCH MORTGAGE INVESTORS, INC. FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 2000-FF1
                                                       SEPTEMBER 20, 2000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    3



Mortgage Loan Information

                Loan Count                                                                               2,617
                Beginning Stated Principal Balance of the Mortgage Loans                        337,976,701.28
                Ending Stated Principal Balance of the Mortgage Loans                           335,634,092.93
                Principal and Interest Collected                                                  4,875,315.06
                Weighted Average Remaining Term                                                         351.60
                Weighted Average Mortgage Rate                                                        9.3676 %
                Aggregate Amount of Prepayments                                                   2,144,705.41
                Aggregate Amount of Realized Losses                                                       0.00
                Prepayment Interest Shortfall Amt not covered by servicer                                 0.00
                Relief Act Interest Shortfalls                                                            0.00
                Extraordinary Trust Fund Expenses                                                         0.00
                Unpaid Principal Balance of a Substituted Loan                                            0.00
                Prepayment Penalties                                                                 47,367.12

DELINQUENCY   INFORMATION

Delinquency Listing

                Number of Loans 30 Days Delinquent                                                         66
                Balance of Loans 30 Days Delinquent                                              7,499,260.72
                Number of Loans 60 Days Delinquent                                                         25
                Balance of Loans 60 Days Delinquent                                              2,485,258.84
                Number of Loans 90 + Days Delinquent                                                       18
                Balance of Loans 90 + Days Delinquent                                            1,781,814.22


Loans in Foreclosure
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 28              3,132,235.15            0.93 %
                              -------------------------------------------------------


Bankruptcy
                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  1                131,752.13            0.04 %
                              -------------------------------------------------------


Total Number of REO Loans                                                                                    1
Total Balance of REO Loans                                                                           71,481.70

The Three-month Rolling Average of 60+ Day Delinquent Loan                                              1.66 %

Servier Termination Event                                                                                   NO

Basis Risk Reserve Fund                                                                               5,000.00

Interest Reserve Account                                                                            281,736.85



                                                               (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

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